JPMP BHCA/Portal Player, Inc. Exhibit 99.1

Name and Address of Reporting Person(1)	Designated Reporter(1))	Statement for (month/day/year)	Issuer Name, Ticker or Trading Symbol	Title and Amount of Security	Title of Derivative Securities and Title and Amount of Securities Underlying Derivative Securities	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership	Disclaims Pecuniary Interest
JPMP Master Fund Manager, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, NY 10020	J.P. Morgan Partners (BHCA), L.P.	November 24, 2004	Portal Player, Inc. (“PLAY”)	See Table I Rows 1 - 6	See Table II Rows 1 through 6	I	See Explanatory Note 2 below	No
JPMP Capital Corp. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, NY 10020	J.P. Morgan Partners (BHCA), L.P.	November 24, 2004	Portal Player, Inc. (“PLAY”)	See Table I	See Table II	I	See Explanatory Note 3 below	No
JPMorgan Chase & Co. 270 Park Avenue 35th Floor New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	November 24, 2004	Portal Player, Inc. (“PLAY”)	See Table I	See Table II	I	See Explanatory Note 4 below	No
J.P. Morgan Partners, Global Investors, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	November 24, 2004	Portal Player, Inc. (“PLAY”)	See Table I Rows 7 and 8	See Table II Rows 7 and 8	D	See Explanatory Note 5 below
J.P. Morgan Partners, Global Investors A, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	November 24, 2004	Portal Player, Inc. (“PLAY”)	See Table I Rows 9 and 10	See Table II Rows 9 and 10	D	See Explanatory Note 6 below
J.P. Morgan Partners, Global Investors (Cayman), L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	November 24, 2004	Portal Player, Inc. (“PLAY”)	See Table I Rows 11 and 12	See Table II Rows 11 and 12	D	See Explanatory Note 7 below

J.P. Morgan Partners Global Investors (Cayman) II, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	November 24, 2004	Portal Player, Inc. (“PLAY”)	See Table I Rows 13 and 14	See Table II Rows 13 and 14	D	See Explanatory Note 8 below
JPMP Global Investors, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	November 24, 2004	Portal Player, Inc. (“PLAY”)	See Table I Rows 7-14	See Table II Rows 7-14	I	See Explanatory Note 9	No

Explanatory Note:

1)	The Designated Reporter is executing this report on behalf of all Reporting Persons, each of whom has authorized it to do so. Each of the Reporting Persons disclaims beneficial ownership of the Issuer’s securities to the extent it exceeds such Person’s pecuniary interest.

2)	The amounts shown in Tables I and II in rows 1 through 6 represent the beneficial ownership of the Issuer’s securities owned by J.P. Morgan Partners (BHCA), L.P. ("JPMP BHCA"), a portion of which may be deemed attributable to the Reporting Person because it is the sole general partner of JPMP BHCA.

3)	The amounts shown in Tables I and II represent the beneficial ownership of the Issuer’s securities owned by (a) JPMP BHCA, and (b) J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., and J.P. Morgan Partners Global Investors (Cayman) II, L.P. (collectively, the “JPMP Global Entities”), a portion of which may be deemed attributable to the Reporting Person because it is (1) the general partner of JPMP Master Fund Manager, L.P. (“MF Manager”), the sole general partner of JPMP BHCA and (2) the general partner of JPMP Global Investors, L.P. (“JPMP Global Investors”) which is the general partner of each of the JPMP Global Entities. The Reporting Person disclaims such beneficial ownership except to the extent of its pecuniary interest therein which is not readily determinable because it is subject to several variables, including without limitation, the internal rates of return and vesting of interests within JPMP BHCA and the JPMP Global Entities.

4)	The amounts shown in Tables I and II represent the beneficial ownership of the Issuer’s Series securities owned by JPMP BHCA and the JPMP Global Entities, a portion of which may be deemed attributable the Reporting Person because it is the sole stockholder of (1) JPMP Capital Corp., the general partner of (a) MF Manager, the sole general partner of JPMP BHCA and (b) JPMP Global Investors, the general partner of each of the JPMP Global Entities and of (2) Chatham Ventures, Inc., and the limited partner of JPMP BHCA. The Reporting Person disclaims such beneficial ownership except to the extent of its pecuniary interest therein which is not readily determinable because it is subject to several variables, including without limitation, the internal rates of return and vesting of interests within JPMP BHCA and the JPMP Global Entities.

5)	The amount shown represents the beneficial ownership of the Issuer’s securities owned by J.P. Morgan Partners Global Investors, L.P.

6)	The amount shown represents the beneficial ownership of the Issuer’s securities owned by J.P. Morgan Partners Global Investors A, L.P.

7)	The amount shown represents the beneficial ownership of the Issuer’s securities owned by J.P. Morgan Partners Global Investors (Cayman), L.P.

8)	The amount shown represents the beneficial ownership of the Issuer’s securities owned by J.P. Morgan Partners Global Investors (Cayman) II, L.P.

9)	The amounts shown in Tables I and II in rows 7-14 represent the beneficial ownership of the Issuer’s securities owned by the JPMP Global Entities, a portion of which may be deemed attributable to JPMP Global Investors, L.P. because it is the general partner of each of the JPMP Global Entities.

This Statement on Form 4 is filed by J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., JPMP Master Fund Manager, L.P., JPMP Capital Corp., JPMP Global Investors, L.P., and JPMorgan Chase & Co. The principal business address of each of the reporting persons except JPMorgan Chase & Co. is c/o J.P. Morgan Partners, LLC , 1221 Avenue of the Americas - 40th Floor, New York, NY 10020. The principal business address of JPMorgan Chase & Co. is 270 Park Avenue - 35th Floor, New York, NY 10017.

Name of Designated Filer: J.P. Morgan Partners (BHCA), L.P.
Date of Event Requiring Statement: November 24, 2004
Issue Name and Ticker or Trading Symbol: Portal Player, Inc. (“PLAY”)

J.P. MORGAN PARTNERS (BHCA), L.P.

By:	JPMP Master Fund Manager, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	________________________
Jeffrey C. Walker
President

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	________________________
Jeffrey C. Walker
President

J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	________________________
Jeffrey C. Walker
President

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	________________________
Jeffrey C. Walker
President

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	________________________
Jeffrey C. Walker
President

JPMP MASTER FUND MANAGER, L.P.

By:	JPMP Capital Corp.,
its general partner

By:	________________________
Jeffrey C. Walker
President

JPMP GLOBAL INVESTORS, L.P.

By:	JPMP Capital Corp.,
its general partner

By:	________________________
Name: Jeffrey C. Walker
Title: President

JPMP CAPITAL CORP.

By:	________________________
Jeffrey C. Walker
President

JPMORGAN CHASE & CO.

By:	________________________
Jeffrey C. Walker
Vice Chairman